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July 18, 1997



Supra & Company, S.E.
Banco Bilbao Viscaya Building
3rd floor
Roosevelt Avenue
Caparra,   PR  00920
Attn:  Ruben Velez Lebron, President

Dear Ruben:

     Re:  Purchase of Supra's Interest in HDA and Related Matters

Reference is made to the May 13, 1997 letter agreement ("Letter Agreement") by and between Housing Development Associates S.E. ("HDA"), Equus Gaming Company L.P. ("Equus"), Supra & Company S.E.("Supra") and Ruben Velez Lebron and his wife Stella
Vizcarrondo Wolff ("Velez").   Paragraph 1.a.(ii) of the Letter
Agreement provides that "HDA or Equus shall execute and deliver to Supra and Velez a Promissory Note in the form attached as
Exhibit 1A4 hereto (the "Supra Note") in the principal amount of $600,000."

Certain of the transactions set forth in the Letter Agreement require the prior written consent of the holders of a majority in principal amount of the First Mortgage Notes due 2003, issued by El Comandante Capital Corp. and unconditionally guaranteed by HDA
(the "Noteholder Consent").   The costs of obtaining the
Noteholder Consent are going to be substantially higher than we
anticipated at the time of executing the Letter Agreement.   As
discussed with you, we propose that Supra and Velez bear $150,000 of the additional costs by reducing the Promissory Note (Exhibit 1A4 to the Letter Agreement) to $450,000 (the "Revised Note"). Principal and interest on the Revised Note would be payable in seven quarterly installaments of $69,864.85; the form of the Revised Note is attached hereto.

Upon your acceptance, this letter will modify the Letter
Agreement as set forth herein.

Very truly yours,


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Supra & Company, S.E.
July 18, 1997
Page   2


HOUSING DEVELOPMENT ASSOCIATES S.E.

By:  Equus Gaming Company L.P.,
       its managing partner

       By:  Equus Management Company,
          its managing general partner

          By:  /s/ Donald G. Blakeman
               -------------------------
               Donald G. Blakeman
               President


EQUUS GAMING COMPANY L.P.

By:  Equus Management Company,
     its managing general partner


     By:  /s/ Donald G. Blakeman
          -------------------------
          Donald G. Blakeman
          President



AGREED TO:

SUPRA & COMPANY, S.E.                   /s/ Ruben Velez Lebron
                                        -----------------------
                                         Ruben Velez Lebron
By:  Supra Development Corp.,
     its managing general partner


     By: /s/ Ruben Velez Lebron     /s/ Stella Vizcarrondo Wolff
         ------------------------   ----------------------------
         Ruben Velez Lebron,        Stella Vizcarrondo Wolff
         President